UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2026

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2026, Blackstone Mortgage Trust, Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) has appointed Marcin Urbaszek, the Company’s current Deputy Chief Financial Officer, to serve as the Company’s Chief Financial Officer, Treasurer and Assistant Secretary, effective as of the close of business on February 11, 2026. The Board approved the appointment on February 8, 2026.

Mr. Urbaszek has served as the Company’s Deputy Chief Financial Officer since January 2, 2025. Before joining Blackstone in 2024, he had served as the Vice President, Chief Financial Officer, Treasurer and Head of Investor Relations of Granite Point Mortgage Trust since its inception in 2017. Mr. Urbaszek has over 20 years of corporate finance and strategic advisory experience, across roles in investment banking, capital markets and equity research, with over 15 years dedicated to financial institutions. Mr. Urbaszek received a B.B.A. in Finance from Zicklin School of Business, Bernard M. Baruch College, CUNY and is a CFA® charterholder.

Mr. Urbaszek’s appointment coincides with the resignation, also effective as of the close of business on February 11, 2026, of Anthony F. Marone, Jr. as the Company’s Chief Financial Officer, Treasurer and Assistant Secretary. Mr. Marone is resigning in recognition of Mr. Urbaszek’s experience and strong qualifications for the position and in order to focus on his duties as Global Head of Blackstone Real Estate Finance. Mr. Marone’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Marone delivered his resignation on February 6, 2026.

The selection of Mr. Urbaszek to serve as Chief Financial Officer, Treasurer and Assistant Secretary of the Company was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Urbaszek and any director or executive officer of the Company, and there are no transactions between Mr. Urbaszek and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.
Date: February 11, 2026

	By:	/s/ Scott Mathias
	Name:	Scott Mathias
	Title:	Chief Compliance Officer and Secretary